UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  |X|

Filed  by  a  Party  other  than  the  Registrant  |  |

Check  the  appropriate  box:

|X|       PRELIMINARY  PROXY  STATEMENT
|  |      Confidential,  for  Use  of  the Commission Only (as permitted by Rule
          14a-6(e)(2))
|  |      Definitive  Proxy  Statement
|  |      Definitive  Additional  Materials
|  |      Soliciting  Material  Pursuant  to Sec.240.14a-11(c) or Sec.240.14a-12

                                 SPACEDEV, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

|X|       No  fee  required.
|  |      Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
0-11.
          (1)  Title  of  each class of securities to which transaction applies:
          ----------------------------------------------------------------------
          (2)  Aggregate  number  of  securities  to  which transaction applies:
          ----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
          (4)  Proposed  maximum  aggregate  value  of  transaction:
          ----------------------------------------------------------------------
          (5)  Total  fee  paid:
          ----------------------------------------------------------------------
|  |           Fee  paid  previously  with  preliminary  materials.
|  |           Check   box   if  any part  of  the  fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount  Previously  Paid:
          ----------------------------------------------------------------------
          (2)  Form,  Schedule  or  Registration  Statement  No.:
          ----------------------------------------------------------------------
          (3)  Filing  Party:
          ----------------------------------------------------------------------
          (4)  Date  Filed:
          ----------------------------------------------------------------------

                                     SPACEDEV
                                13855 Stowe Drive
                             Poway, California 92064


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 5, 2004

TO  THE  STOCKHOLDERS  OF  SPACEDEV,  INC.:

     The annual meeting of the stockholders of SpaceDev, Inc. (the "Company") will be held at 13855 Stowe Drive, Poway, California 92064, on August 5, 2004, at 11:00 A.M. for the following purpose:

     1.  To  elect  a  Board  of  Directors  for  the  Company.

     2. To ratify the appointment of PKF, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2004.

     3.  To  approve  the  Company's  2004  Equity  Incentive  Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

     Stockholders of record at the close of business on June 24, 2004, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE INFORMATION COMPLETLY. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF STOCKHOLDERS -
AUGUST  5,  2004."  A  return  envelope  is  enclosed  for  your  convenience.

                                        /s/  Richard  B.  Slansky
                                       --------------------------
                                             Richard  B.  Slansky
                                             Corporate  Secretary

                                          Dated:  June  24,  2004

                    ________________________________________


                                 PROXY STATEMENT

                    ________________________________________


                                 SPACEDEV, INC.
                                13855 Stowe Drive
                             Poway, California 92064


                 ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 2004

     The enclosed Proxy is solicited by the Board of Directors of SpaceDev, Inc. (the "Board") in connection with the annual meeting of stockholders of SpaceDev, Inc. (the "Company") to be held on August 5, 2004 at 11:00 A.M. at 13855 Stowe Drive, Poway, California 92064, and at any adjournments thereof. The Company will pay the cost of solicitation, including the cost of preparing and mailing the Notice of Stockholders' Meeting and this Proxy Statement. Such mailing took place on approximately July 12, 2004. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment. In instances where choices are specified by the stockholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each stockholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal.

Only stockholders of record at the close of business on June 24, 2004 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 18,935,285 common shares of all classes, $.0001 par value, of the Company. Each stockholder is entitled to one vote for each common share held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of Directors. None of the matters to be presented at the meeting will entitle any stockholder to appraisal rights. In the event that Proxies, which are sufficient in number to constitute a quorum, are not received by August 5, 2004, we may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the stockholders will be asked to re-elect the current members of our Board of Directors, to approve the selection of the independent public accountant for the Company and to approve the Company's 2004 Equity Incentive Plan.

                                 STOCK OWNERSHIP

     The following table provides information as of June 11, 2004 concerning the beneficial ownership of our common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.



Title of                Name and Address of                    Amount and                 Percent of
Class                   Beneficial Owner                       Nature of                  Class(1)
                                                               Beneficial
                                                               Ownership(1)
----------              ----------------------                 ----------------           -----------
..0001 par               James W. Benson, CEO                       9,748,373(2)                50.72%
value                   and Chairman
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Richard B. Slansky                           208,357(3)                 1.13%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Randall K. Simpson                           12,500(11)                 0.07%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               J. Mark Grosvenor                          1,330,376(4)                 7.30%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Curt Dean Blake                              138,430(5)                 0.76%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Wesley T. Huntress Jr.                        88,015(6)                 0.48%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               General Howell M.                            61,667(7)                  0.34%
value                   Estes III, Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

                                    PAGE 4


..0001 par               Robert S. Walker                             59,167(8)                  0.32%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064

..0001 par               Stuart Schaffer, Director                   218,206(9)                  1.19%
value                   13855 Stowe Drive
common                  Poway, California 92064
stock

..0001 par               Scott McClendon                             20,230(10)                  0.11%
value                   Director
common                  13855 Stowe Drive
stock                   Poway, California 92064
----------              ----------------------                 ----------------           -----------
..0001 par               Officers and Directors as               10,554,945(11)                 53.09%
value                   a group (9 Persons)
common
stock
----------              ----------------------                 ----------------           -----------
----------              ----------------------                 ----------------           -----------


(1) Where persons listed on this table have the right to obtain additional shares of our common stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from June 11, 2004, these additional shares are deemed to be beneficially owned for the purpose of computing the amount and percentage of common stock owned by such persons. Percentages are based on total outstanding shares on June 11, 2004 plus options and warrants that will become exercisable for that individual within 60 days of June 11, 2004.

(2) Represents 8,257,647 shares held directly by Mr. Benson and his wife, Susan Benson, (including 486,647 shares as part of the Company's convertible debt repayment when he converted $187,500 of his debt into shares in 2003); 497,413 shares transferred from SD Holdings, LLC to Space Development Institute, a 501(c)(3) corporation; plus vested options on 506,666 shares; and, warrants on 486,647 shares (Mr. Benson forgave half of his warrants on 973,294 shares as part of the convertible debt repayment). In addition, Mr. Benson has unvested options on 2,003,334 shares. In 2003, 8,245,000 shares were transferred from SD Holdings, LLC, an entity previously controlled by Mr. Benson, directly to Mr. Benson and his children. Mr. Benson's children now hold 1,312,000 shares. Mr. Benson disclaims ownership of shares held by his children.

(3) Mr. Slansky owns 40,895 shares of which 38,462 shares he purchased for cash in a private transaction with Mr. Skarupa, the Company's former Vice President of Operations; 38,462 warrants which were also purchased from Mr. Skarupa; and, vested options on 129,000 shares. Mr. Slansky also holds 621,000 unvested options.

(4) Mr. Grosvenor owns 665,188 shares of our common stock plus 665,188 vested warrants that he purchased in our private placement. On May 6, 2003, Mr. Grosvenor was granted options on 19,615 shares, which he forfeited upon his resignation from the Board on September 15, 2003.

(5) Mr. Blake owns 30,612 shares of our common stock plus 30,612 vested warrants that he purchased in our private placement. Mr. Blake also owns 77,206 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Blake has unvested options on 69,500 shares.

                                  PAGE 5

(6) Mr. Huntress owns 8,868 shares of our common stock. Mr. Huntress also owns 79,147 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Huntress has unvested options on 75,500 shares.

(7) General Estes III owns 61,667 vested options, which he received as compensation for his participation on our Board of Directors. In addition, General Estes III has unvested options on 43,000 shares.

(8) Mr. Walker owns 59,167 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Walker has unvested options on 28,500 shares.

(9) Mr. Schaffer owns 64,103 warrants, however in 2003 as part of the Company's convertible debt repayment, Mr. Schaffer forgave 64,103 warrants and converted $25,000 of his debt to the Company into 64,103 shares. Mr. Schaffer also owns 90,000 vested options, which he received as part of his compensation package as Vice President of Product Development and Marketing.

(10) Mr. McClendon owns 20,230 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. McClendon has unvested options on 78,230 shares.

(11) Officers and directors as a group include our seven Board members, one of whom is also an officer of the Company, Messrs. Slansky and Simpson.


                          ANNUAL REPORT OF THE COMPANY

     The annual report of the Company containing audited financial statements for the twelve-months ending December 31, 2003 was mailed to the stockholders on or about July 12, 2004.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     It is intended that the enclosed Proxy will be voted for the election of the seven (7) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to our Board of Directors will be until the next regular or annual meeting of the stockholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Each of our current directors is a nominee for director. Pertinent information regarding each nominee for the past five years is set forth following his name below.

                                  PAGE 6

NAME AND AGE                  POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS            ADDRESS
----------------------        -------------------------------------------------------        -------------------
James  W.  Benson  (59)       Mr. Benson is the founder and  has served  as  our             13855  Stowe  Dr.
                              Chief Executive Officer and Chairman of the  Board             Poway,  CA  92064
                              since  inception,  and  started   the   trend   of
                              successful  computer entrepreneurs moving into the
                              entrepreneurial  space  arena. In 1984, Mr. Benson
                              founded  Compusearch  Corporation  (later  renamed
                              Compusearch   Software    Systems),   in   McLean,
                              Virginia.  The  company  was  based  on  the first
                              development    of    software    algorithms    and
                              applications  for personal computers and networked
                              servers  to  create  full  text indexes of massive
                              government  procurement regulations and to provide
                              instant full text searches for any word or phrase;
                              the  first  instance  of  large  scale, commercial
                              implementation  of  PC-based  full text searching,
                              which  later  grew  to  encompass  such systems as
                              worldwide  web  search  engines.   Seeing  related
                              opportunities  in  document  and image management,
                              Mr.  Benson  started  the  award-winning ImageFast
                              Software  Systems in 1989, which later merged with
                              Compusearch.  In 1995, Mr. Benson sold Compusearch
                              and  ImageFast,  and  retired  at age fifty. After
                              months  of  research, Mr. Benson started SpaceDev,
                              Inc.,  a Nevada corporation, which was acquired by
                              us in October 1997. Mr. Benson holds a Bachelor of
                              Science  degree  in Geology from the University of
                              Missouri.  He   founded   the   non-profit   Space
                              Development  Institute,  and introduced the $5,000
                              Benson  Prize  for Amateur Discovery of Near Earth
                              Objects.  He  is  also  Vice-Chairman  and private
                              sector  representative  on  NASA's  national Space
                              Grant  Review  Panel,  and  is  a  member  of  the
                              American  Society  of Civil Engineers subcommittee
                              on  Near   Earth  Object   Impact  Prevention  and
                              Mitigation.
----------------------        -------------------------------------------------------        -------------------
Scott  McClendon  (65)        Scott  McClendon  was  appointed  to  our Board of              13855  Stowe  Dr.
                              Directors  as  an independent director on  July 19,             Poway,  CA  92064
                              2002.  McClendon  currently  sits  on the Board of
                              Directors  for  Overland  Storage,  Inc., a public
                              company,  where  he acts as chairman of the Board.
                              He  became the chairman after serving as president
                              and  chief  executive officer from October 1991 to
                              March  2001.  Prior  to  joining Overland Storage,
                              Inc.,    Mr.    McClendon    was    employed    by
                              Hewlett-Packard  Company  for  over  32  years  in
                              various  positions  of engineering, manufacturing,
                              sales  and  marketing. In addition to SpaceDev and
                              Overland  Storage,  Mr.  McClendon  is   currently
                              serving  on  the  Board  of  Directors  of Procera
                              Networks,  Inc.,  a public company, and Sicommnet,
                              Inc.,  privately held high technology company. Mr.
                              McClendon received a Bachelor of Science degree in
                              electrical  engineering in June 1960, and a Master
                              of  Science  degree  in  electrical engineering in
                              June  1962  from  Stanford  University  School  of
                              Engineering.
----------------------        -------------------------------------------------------        -------------------

                                  PAGE 7

Curt  Dean  Blake(46)         Curt  Dean  Blake  was  appointed  to our Board of               13855  Stowe  Dr.
                              Directors  as an independent director on September               Poway,  CA  92064
                              5,  2000.  Mr.  Blake  is CEO of GotVoice, Inc., a
                              startup company in the voicemail consolidation and
                              messaging  business.  From 1999 to 2002, Mr. Blake
                              provided consulting services to various technology
                              companies,  including  Apex   Digital,  Inc.   and
                              SceneIt.com.  Mr.  Blake   acted   as   the  Chief
                              Operating Officer of the Starwave Corporation from
                              1993  until  1999,  where  he   managed   business
                              development,  finance, legal and business affairs,
                              and  operations  for  the  world's most successful
                              collection  of  content  sites  on  the  Internet.
                              During   that    time,   he   developed   business
                              strategies,  financial  models, and structured and
                              negotiated  venture  agreements   for   Starwave's
                              flagship  site,  ESPN Sportszone, at that time the
                              highest  traffic destination site on the Internet.
                              He   also   developed   and   negotiated   venture
                              agreements with the NBA, NFL, Outside Magazine and
                              NASCAR  to  create  sites around these brands. Mr.
                              Blake  negotiated  sale of controlling interest in
                              Starwave  Corporation  to  Disney/ABC.  Prior   to
                              Starwave,  Mr. Blake worked at Corbis from 1992 to
                              1993,  where he led the acquisitions and licensing
                              effort  to  fulfill Bill Gates' vision of creating
                              the  largest  taxonomic database of digital images
                              in  the  world. Mr. Blake acted as General Counsel
                              to  Aldus  Corporation from 1989 to 1992, where he
                              was  responsible for all legal matters of the $125
                              million  public  corporation and its subsidiaries.
                              Prior  to  that,  Mr.  Blake  was  an  attorney at
                              Shidler,  McBroom,  Gates  and Lucas, during which
                              time  he  was  assigned  as  onsite counsel to the
                              Microsoft  Corporation,  where  he  was  primarily
                              responsible  for  the domestic OEM/Product Support
                              and  Systems  Software divisions. Mr. Blake has an
                              MBA  and  JD  from  the  University of Washington.
----------------------        -------------------------------------------------------        -------------------
Howell  M.  Estes,  III(63)   General  Howell  M.  Estes, III (USAF Retired) was               13855  Stowe  Dr.
                              appointed  to  our  Board  of  Directors   as   an               Poway,  CA  92064
                              independent  director  on  April  2, 2001. General
                              Estes  retired from the United States Air Force in
                              1998  after  serving for 33 years. At that time he
                              was  the  Commander-in-Chief of the North American
                              Aerospace  Defense  Command  ("CINCNORAD") and the
                              United States Space Command ("CINCSPACE"), and the
                              Commander  of  the   Air   Force   Space   Command
                              ("COMAFSPC")  headquartered   at   Peterson   AFB,
                              Colorado.  In  addition  to  a Bachelor of Science
                              Degree  from  the  Air  Force  Academy, he holds a
                              Master  of  Arts  Degree  in Public Administration
                              from  Auburn  University  and is a graduate of the
                              Program  for  Senior  Managers  in  Government  at
                              Harvard's  JFK  School  of Government. Gen. Howell
                              Estes  is  the  President  of   Howell   Estes   &
                              Associates,  Inc.,  a wholly owned consulting firm
                              to  CEOs,  Presidents  and  General   Managers  of
                              aerospace    and   telecommunications    companies
                              worldwide. He serves as Vice Chairman of the Board
                              of  Trustees  at  The  Aerospace  Corporation.  He
                              served  as  a  consultant  to  the Defense Science
                              Board  Task  Force  on  SPACE SUPERIORITY and more
                              recently   as   a   commissioner   on   the   U.S.
                              Congressional  Commission  to Assess United States
                              National    Security    Space    Management    and
                              Organization  (the  "Rumsfeld  Commission").
----------------------        -------------------------------------------------------        -------------------

                                  PAGE 8

----------------------        -------------------------------------------------------        -------------------
Robert S. Walker(62)          Robert  S.  Walker  was  appointed to our Board of              13855  Stowe  Dr.
                              Directors  as  an independent director on April 2,              Poway,  CA  92064
                              2001. Mr. Walker has acted as Chairman of Wexler &
                              Walker  Public  Policy  Associates  in Washington,
                              D.C.  since  January 1997. As a former Congressman
                              (1977-1997),  Chairman  of   the   House   Science
                              Committee,  Vice Chairman of the Budget Committee,
                              and  a  long-time  member  of the House Republican
                              leadership,  Walker  became  a leader in advancing
                              the  nation's  space program, especially the arena
                              of  commercial  space,  for which he was the first
                              sitting  House Member to be awarded NASA's highest
                              honor, the Distinguished Service Medal. Bob Walker
                              is  a  frequent speaker at conferences and forums.
                              His  main  issues include the breadth and scope of
                              space regulation today, and how deregulation could
                              unleash  the  telecommunications,  space  tourism,
                              broadcast  and  Internet  industries.  Mr.  Walker
                              currently  sits  on  the  boards  of  directors of
                              Aerospace  Corporation,  a  position  he  has held
                              since  March  1997.   Wexler   &   Walker   is   a
                              Washington-based,      full-service     government
                              relations  firm  founded  in 1981. Wexler & Walker
                              principals  have  served in Congress, in the White
                              House  and  federal  agencies,  as   congressional
                              staff,  in  state  and  local  governments  and in
                              political  campaigns.  Wexler & Walker is a leader
                              on  the  technology  issues  of  the  twenty-first
                              century.  During 2002, we incurred consulting fees
                              with  Hill  and  Knowlton,  Inc.,  an affiliate of
                              Wexler  &  Walker,  in  an  aggregate  amount   of
                              approximately  $56,000.  No fees were paid to Hill
                              and  Knowlton  in  2003.
----------------------        -------------------------------------------------------        -------------------
Wesley  T.  Huntress  (62)    Wesley  T.  Huntress  was  elected to our Board of              13855  Stowe  Dr.
                              Directors as an independent director at our annual              Poway,  CA  92064
                              stockholder  meeting  held  June  30,   1999.  Dr.
                              Huntress  is currently Director of the Geophysical
                              Laboratory  at   the   Carnegie   Institution   of
                              Washington  in  Washington,  DC, where he leads an
                              interdisciplinary  group  of  scientists  in   the
                              fields  of  high-pressure  science,  astrobiology,
                              petrology  and  biogeochemistry.   Prior  to   his
                              appointment  at  Carnegie, Dr. Huntress served the
                              Nation's  space    program  as    the    Associate
                              Administrator  for  Space  Science  at  NASA  from
                              October  1993  through September 1998 where he was
                              responsible  for  NASA's programs in astrophysics,
                              planetary  exploration,  and space physics. During
                              his  tenure,  NASA space science produced numerous
                              major  discoveries,  and   greatly  increased  the
                              launch rate of missions. These discoveries include
                              the  discovery  of possible ancient microbial life
                              in  a  Mars meteorite; a possible subsurface ocean
                              on  Jupiter's  moon Europa; the finding that gamma
                              ray  bursts  originate  at vast distances from the
                              Milky  Way  and  are   extraordinarily   powerful;
                              discovery  of  massive rivers of plasma inside the
                              Sun; and a wealth of announcements and images from
                              the    Hubble   Space    Telescope,  which    have
                              revolutionized  astronomy  as  well  as  increased
                              public  interest  in the cosmos. Dr. Huntress also
                              served  as  a  Director  of  NASA's  Solar  System
                              Exploration  Division  from  1990  to 1993, and as
                              special  assistant to NASA's Director of the Earth
                              Science  and  Applications  from 1988 to 1990. Dr.
                              Huntress  came to NASA Headquarters from Caltech's
                              Jet  Propulsion  Laboratory  ("JPL"). Dr. Huntress
                              joined JPL as a National Research Council resident
                              associate  after  receiving  is  B.S. in Chemistry
                              from  Brown  University  in  1964 and his Ph.D. in
                              Chemical  Physics from Stanford in 1968. He became
                              a  permanent research scientist at JPL in 1969. He
                              and  his  JPL  team    gained  an    international
                              reputation  for   their  pioneering    studies  of
                              chemical  evolution in interstellar clouds, comets
                              and  planetary  atmospheres.  At  JPL Dr. Huntress
                              served  as  co-investigator  for  the   ion   mass
                              spectrometer  experiment  in  the  Giotto Halley's
                              Comet  mission,  and    as  an   interdisciplinary
                              scientist  for   the  Upper  Atmosphere   Research
                              Satellite  and Cassini missions. He also assumed a
                              number  of  line  and  research program management
                              assignments  while  at  JPL, and spent a year as a
                              visiting  professor in the Department of Planetary
                              Science  and  Geophysics  at  Caltech.
----------------------        -------------------------------------------------------        -------------------

                                  PAGE 9

----------------------        -------------------------------------------------------        -------------------
Stuart  E.  Schaffer  (44)    Stuart  Schaffer  was  appointed  to  our Board of              13855  Stowe  Dr.
                              Directors  on  May  17,  2002.   Mr.  Schaffer  is              Poway,  CA  92064
                              currently   VP   of   Marketing,    for   Overture
                              Performance  Marketing  --  a  business  unit   of
                              Overture Services, which is a subsidiary of Yahoo!
                              Mr.  Schaffer  was  our  vice president of product
                              development  and marketing from May 2002 to August
                              2003.  From  1998  to  2001, Mr. Schaffer acted as
                              vice  president   of   marketing    for    Infocus
                              Corporation,  a  fully reporting company, where he
                              managed  all  aspects  of  the  marketing  mix for
                              market-share  leading  digital projection business
                              throughout  the Americas region. In that position,
                              Mr.  Schaffer  revitalized  the   Proxima   brand,
                              managed a multi-million dollar annual advertising,
                              communications  and  program   budgets,   directed
                              multiple  outside  and   in-house  agencies,   led
                              product marketing teams in defining and delivering
                              both  mobile and conference room digital projector
                              product  lines,  developed  channel strategies and
                              programs for both value-added and volume channels,
                              served  as  primary  press  spokesperson  for  the
                              company,  established  a    market    intelligence
                              structure  focused  on  developing  customer   and
                              industry knowledge and spearheaded merger teams to
                              ensure the smooth transition of the merger between
                              the  Infocus  and Proxima marketing organizations.
                              Prior  to  Infocus,  Mr.  Schaffer  worked for the
                              Hewlett-Packard  Company  from 1985 to 1998, where
                              he held various positions in Business Development,
                              Marketing  and Business Planning. Mr. Schaffer has
                              worked  with the Leukemia & Lymphoma Society, on a
                              volunteer basis, as an Assistant Coach and Mentor.
                              Mr.  Schaffer  has  an MBA from Harvard University
                              and  a  BS  degree  in  physics  from  Harvey Mudd
                              College.
----------------------        -------------------------------------------------------        -------------------

     One of our independent directors currently sits on the board of directors of another Reporting Company. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of
Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS  AND  MEETING  ATTENDANCE

     We have a standing audit committee comprised of Messrs. Blake, McClendon and Dr. Huntress. On March 25, 2004, the Board established two new committees of the Board of Directors: the Compensation Committee and the Nominating and Governance Committee. Mr. McClendon chairs the Compensation Committee with General Estes and Mr. Blake as members. General Estes chairs the Nominating and Governance Committee with Dr. Huntress and Mr. Walker as members. Each committee is required to have a minimum of three (3) independent members. Each member of the Compensation Committee and the Nominating and Governance Committee are "independent" as defined by applicable listing standards of The Nasdaq Stock Market and SEC rules.

     No charter has been adopted for our Nominating and Governance Committee to date, although the Board intends to adopt one. The Board has no established policy with regard to the consideration of any director or candidate recommended by shareholders of the Company, although the Committee intends to adopt standards at its next meeting. Until recently, our Chief Executive Officer held more than 50% of our outstanding capital stock. Because of the practical necessity that a candidate for director must be acceptable to Mr. Benson, in his capacity as holder of a majority of the Company's voting stock, in order to be elected, the Board did not believe that such a policy was necessary until such ownership percentage was diluted or a committee had been appointed.

     The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. Each of the director nominees included in this Proxy Statement were recommended by the Nominating and Governance Committee. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders based on standards that will be further outlined in a written charter, to be adopted by the Board of Directors at it's next regular meeting. Each of the director nominees set forth on the Proxy were selected by the Nominating and Governance Committee based on his experience in management or accounting and finance, or industry and technology knowledge, personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his duties as a director.

     The Company does not maintain any pension, retirement or other arrangements other than as disclosed in the following table for compensating its Directors. Our Board of Directors took action seven (7) times during the last fiscal year: six (6) times at regular or special meetings attended by all of the members of the Board either personally or telephonically, and one (1) time by unanimous written consent. Our Audit Committee took separate action four (4) times during the last fiscal year, each time at a regular or special meeting attended by all of the members of the committee either personally or telephonically.

DIRECTOR  COMPENSATION

     At our annual meeting on July 16, 2000, our Board of Directors adopted a compensation plan for independent directors whereby they received options for attending meetings of the Board as follows: each such director received an option to purchase 5,000 shares for each of two telephonic meetings attended per year, and an option to purchase 10,000 shares for each of two meetings attended in person per year. These directors did not receive additional compensation for attending meetings in excess of those described above. In addition to the above, independent directors received $5,000 in options on the date of election or appointment. All such options were issued pursuant to our 1999 Incentive Stock Option Plan at fair market value as of the date of the meeting attended, were set up to vest 50% on the first anniversary date of the date of grant and 50% on the second anniversary date of the date of grant and expire on the five-year anniversary of the grant date. The following table sets forth the remuneration paid to our directors during the fiscal year ended December 31, 2003 under this compensation plan. We do not pay directors, who are also our officers, additional compensation for their service as directors.




                                Cash Compensation                    Security Grants
                               ---------------------------------     ---------------

                               Annual       Meeting   Consulting     Number of   Number of
                               Retainer     Fees      Fees/Other     Shares      Securities
                               Fees                   Fees                       Underlying
                                                                                 Options/SARs
-----------------------------  --------     -------   ----------     ---------   ------------
Name
-----------------------------  --------     -------   ----------     ---------   ------------
James W. Benson . . . . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
J. Mark Grosvenor (1) . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
Stuart Schaffer . . . . . . .         -           -            -             -              -
-----------------------------  --------     -------   ----------     ---------   ------------
Wesley T. Huntress. . . . . .         -           -            -             -         30,000
-----------------------------  --------     -------   ----------     ---------   ------------
Curt Dean Blake . . . . . . .         -           -            -             -         20,000
-----------------------------  --------     -------   ----------     ---------   ------------
General Howell M. Estes, III.         -           -            -             -         30,000
-----------------------------  --------     -------   ----------     ---------   ------------
Robert S. Walker. . . . . . .         -           -            -             -         30,000
-----------------------------  --------     -------   ----------     ---------   ------------
Scott McClendon . . . . . . .         -           -            -             -         30,000
-----------------------------  --------     -------   ----------     ---------   ------------

(1) Mr. Grosvenor was issued options to purchase 19,615 shares of our common stock upon joining the Board of Directors on May 6, 2003. Mr. Grosvenor forfeited the right to those options when he resigned from the Board on September 15, 2003. Mr. Grosvenor continues to be one of our investors with ownership of 665,188 shares and warrants to purchase 665,188 shares.

     On March 25, 2004, our Board of Directors modified our compensation plan for independent directors. Under the modified plan, independent directors will receive options for attending meetings of the Board as follows: each director shall receive an option to purchase 6,000 shares for each telephonic meeting attended and an option to purchase 12,000 shares for each meeting attended in person, with a cap of options on 36,000 shares per year. Our directors will also receive compensation for attending committee meetings as follows: each director shall receive an option to purchase 5,000 shares for each Audit Committee meeting attended, each director shall receive an option to purchase 2,500 shares for each Compensation Committee meeting attended and each director shall receive an option to purchase 2,500 shares for each Nominating/Governance Committee meeting attended, which options shall not be subject to a cap. In addition to the above, independent directors will receive 5,000 options on the date of election or appointment. All such options will be issued pursuant to the Plan at fair market value as of the date of the meeting attended, will vest 50% on the first anniversary date of the date of grant and 50% on the second anniversary date of the date of grant and will expire on the three-year anniversary of the grant date.

EXECUTIVE  OFFICERS

     Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

     James  W.  Benson,  age  59,  is  our  founder  and has served as our Chief
Executive Officer and Chairman of the Board since inception, and started the trend of successful computer entrepreneurs moving into the entrepreneurial space arena. In 1984, Mr. Benson founded Compusearch Corporation (later renamed Compusearch Software Systems), in McLean, Virginia. The company was based on the first development of software algorithms and applications for personal computers and networked servers to create full text indexes of massive government procurement regulations and to provide instant full text searches for any word or phrase; the first instance of large scale, commercial implementation of PC-based full text searching, which later grew to encompass such systems as worldwide web search engines. Seeing related opportunities in document and image management, Mr. Benson started the award-winning ImageFast Software Systems in 1989, which later merged with Compusearch. In 1995, Mr. Benson sold Compusearch and ImageFast, and retired at age fifty. After months of research, Mr. Benson started SpaceDev, Inc., a Nevada corporation, which was acquired by us in October 1997. Mr. Benson holds a Bachelor of Science degree in Geology from the University of Missouri. He founded the non-profit Space Development Institute, and introduced the $5,000 Benson Prize for Amateur Discovery of Near Earth Objects. He is also Vice-Chairman and private sector representative on NASA's national Space Grant Review Panel, and is a member of the American Society of Civil Engineers subcommittee on Near Earth Object Impact Prevention and Mitigation.

     Richard B. Slansky, age 47, is our Chief Financial Officer and Corporate Secretary and joined us on February 10, 2003. Mr. Slansky served as interim Chief Executive Officer and Chief Financial Officer of Quick Strike Resources, Inc., an IT training, services and consulting firm, from July 2002 to February 2003. Previously, Mr. Slansky served as Chief Financial Officer, Vice President of Finance, Administration and Operations and Corporate Secretary for Path 1 Network Technologies, Inc., a company focused on merging broadcast and cable quality video transport with IP networks from May 2000 to July 2002. Before his tenure at Path 1, Mr. Slansky served as President, Chief Financial Officer and member of the Board of Directors of Nautronix, Inc., a marine electronics/engineering services company, from January 1999 to May 2000. Prior to Nautronix, Mr. Slansky served as Chief Financial Officer of Alexis Corporation, an international pharmaceutical research products technology company, from August 1995 to January 1999. He also served as President and Chief Financial Officer of C-N Biosciences, formerly Calbiochem, from July 1989 to July 1995. Mr. Slansky is currently serving on the Board of Directors of two privately held high technology companies and one closely held, private real estate company. Mr. Slansky earned a bachelor's degree in economics and science from the University of Pennsylvania's Wharton School of Business and a master's degree in business administration in finance and accounting from the University of Arizona.

     Randall K. Simpson, age 57, is our Vice President of Engineering and joined us in January 2004. Mr. Simpson has over 30 years of diversified experience in business development, product definition, engineering development and support for aerospace, commercial and international customers. From October 2000 to January 2004, Mr. Simpson served as AVP of Program Management for Alvarion, Inc., a high technology commercial communications firm. From March 1997 to September 2000, Mr. Simpson was Vice President of Engineering for Cubic Defense Systems, an engineering and production company providing military training ranges, laser instrumentation products, space avionics and battlefield communications equipment. From November 1992 to February 1997, Mr. Simpson was Program Director for Advanced Test Systems and Engineering Director for GDE Systems, which develops, integrates and produces test equipment for advanced electronic aircraft, munitions, space launch, satellite and telecommunications systems. Mr. Simpson began his career at General Dynamics/Convair where he held various positions. Mr. Simpson received both his BSEE and MSEE from San Diego State University.

EXECUTIVE  OFFICER  COMPENSATION

     During the fiscal years ended December 31, 2001, 2002 and 2003, the Company granted options to certain of its officers as compensation for their services pursuant to the Company's Stock Option Plan. Total compensation paid to officers of the Company for its past three fiscal years is set forth below:

                           SUMMARY COMPENSATION TABLE


                                                                                                     Long Term Compensation
                                                                                                     ----------------------
                                Annual Compensation      Awards     Payouts
                                ----------------------  ----------  ---------
Name and Principal Position(1)  Restricted Stock Award(s) ($)

Name and Principal Position(1)  Year  Salary  Bonus  Other Annual  Restricted     Securities      LTIP Payouts  All Other
                                      ($)     ($)    Compensation  Stock Award(s) Underlying      ($)           Compensation
                                                     ($)           ($)            Options/ SARs #               ($)
------------------------------  ----  ------- ----- -------------  --------------  ------------   ------------  ------------
James W. Benson, CEO (2) . . .  2001  147,923      -          -                 -            -               -             -
.. . . . . . . . . . . . . . .   2002  141,325      -          -                 -    10,000(2)               -             -
.. . . . . . . . . . . . . . .   2001  150,000      -          -                 -            -               -             -
Richard B. Slansky, CFO. . . .  2001        -      -          -                 -            -               -             -
.. .  . . . . . . . . . . . . .  2001        -      -          -                 -            -               -             -
.. .  . . . . . . . . . . . . .  2001   94,625      -      1,183                 -   355,000(3)               -             -
------------------------------  ----  ------- ----- -------------  --------------  ------------   ------------  ------------
------------------------------  ----  ------- ----- -------------  --------------  ------------   ------------  ------------

     (1) The table includes information as to the Chief Executive Officer and our highest paid officers for the last fiscal year, including persons whose information would have been required but for the fact that they were not serving as our officers at its fiscal year end. For purposes of the table, only persons whose total annual salary and bonus exceeded $100,000 have been included.

     (2) Mr. Benson was awarded 10,000 options in 2001 as a part of an annual award of options to our employees.

     (3) Mr. Slansky was awarded up to 385,000 options in 2003 as part of his employment agreement, with 25,000 vested immediately, 180,000 vesting in six-month increments over five years and the remaining based on performance criteria established by the CEO. The timeframe for certain performance criteria lapsed in 2003 and 30,000 options not earned were forfeited; thereby, reducing Mr. Slansky's potential securities underlying options to a maximum of 355,000, as illustrated above.

     During the last fiscal year and as of December 31, 2003, we granted stock options to executive officers as set forth in the following table:



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants
------------------
Name . . . . . . .  Number of Securities   % of Total Options/SARs   Exercise of Base   Expiration
                    Underlying             Granted to Employees in   Price ($/Sh)       Date
                    Options/SARs           Fiscal Year
                    Granted (#)
------------------  --------------------   -----------------------   ----------------   ------------

James W. Benson                        0                         0                  0              0

Richard B. Slansky               355,000                       29%               0.51      2/10/2009


     As of December 31, 2003, the Company had vested and unvested securities underlying stock options to executive officers as set forth in the following table:

 AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                         Number of Securities Underlying          Value of Unexercised In-the-Money
                                                         Unexercised Options/SARs at FY-End (#)   Options/SARs at FY- End ($)
                                                         --------------------------------------   ---------------------------------


                                                         Exercisable/                              Exercisable/
Name . . . . . . .  Shares Acquired on  Value Realized   Unexercisable                             Unexercisable(1)
                    Exercise (#)        ($)
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
James W. Benson. .                   0               0                                 506,666/                            506,312/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                      2,003,334                               3,157
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
Richard B. Slansky                   0               0                                  83,000/                             42,330/
------------------  ------------------  --------------   --------------------------------------   ---------------------------------
                                                                                        272,000                             138,720
------------------  ------------------  --------------   --------------------------------------   ---------------------------------

(1) For purposes of determining whether options are "in-the-money," we defined fair market value as the five-day weighted average of the closing price of our common stock on the Over-The-Counter Bulletin Board as of March 4, 2004, or $1.05 per share. All the options listed on the table are "in-the-money," except unvested options on 2,000,000 of Mr. Benson's shares.

     EMPLOYMENT  AGREEMENTS

     On November 21, 1997, we entered into a five-year employment agreement with our CEO, Mr. Benson. This agreement provides for compensation of salary and stock as well as stock options. This agreement also prohibits Mr. Benson from competing with us, disclosing any confidential information, or soliciting any of our employees or customers for one year after termination of employment. Our Board of Directors revised Mr. Benson's employment agreement at its meeting on July 16, 2000. This employment contract supercedes the previous agreement. The term of this revised employment contract is for a period of five (5) years from July 16, 2000. The revised agreement provides for the grant of options to purchase up to 4,000,000 shares of our common stock upon the occurrence of certain events, of which options to purchase 500,000 shares are currently vested.

     On May 17, 2002, we entered into an "at-will" employment agreement with Mr. Schaffer. The agreement provided for Mr. Schaffer's compensation of salary, benefits and options to purchase up to 450,000 shares of our common stock. On July 2, 2003, we entered into a Confidential Separation Agreement and General Release with Mr. Schaffer. The agreement provided for Mr. Schaffer to receive salary and benefits until August 8, 2003 and for the resignation of Mr. Schaffer as an officer, but not as a director. In exchange for a release of claims and other promises set forth in the agreement, Mr. Schaffer retained certain exercise rights on his vested options of 90,000 shares until the earlier of (i) eighteen (18) months from his resignation as a member of our Board of Directors or other subsequent consulting relationship with us, or (ii) July 19, 2008.

     On May 31, 2002, we entered into a Confidential Separation Agreement and General Release of Claims with Mr. Lloyd, our former Chief Operating Officer and Chief Financial Officer. The agreement provided for the resignation of Mr. Lloyd as an officer and director of SpaceDev, Inc. and Integrated Space Systems, Inc., effective June 14, 2002. In exchange for a release of claims and other promises set forth in the agreement, Mr. Lloyd received $36,000 and an extension of the exercise period of each of his non-statutory stock options for a five-year period from the original date of grant. Until May 31, 2003, the agreement also prohibits Mr. Lloyd from soliciting our employees, inducing any customer away from us or representing himself on our behalf.

     On February 14, 2003, we entered into an "at-will" employment agreement with Mr. Slansky. The agreement provided for Mr. Slansky's compensation of salary, benefits and options to purchase up to 385,000 shares of our common stock. The agreement also provided for severance under certain termination provisions and prohibits Mr. Slansky from soliciting our employees or competing with us, if he were to leave the Company.

     On November 17, 2003, we entered into an "at-will" employment relationship with Mr. Dario ("Dan") DaPra to become our Vice President of Engineering. Our offer letter provided for Mr. DaPra's compensation of salary, benefits and options to purchase up to 250,000 shares of our common stock. The offer letter also provided for severance under certain termination provisions and prohibits Mr. DaPra from soliciting our employees or competing with us. Mr. DaPra resigned on March 5, 2004 and subsequently entered into a Confidential Separation Agreement and General Release with us. The Agreement provides for Mr. DaPra to receive one-half pay through April 30, 2004 in lieu of severance, and to retain options on 40,000 shares of our stock with the ability to exercise those options until October 31, 2004.

     On January 16, 2004, we entered into an "at-will" employment relationship with Mr. Randall K. Simpson to become our Vice President of New Business Development. Our offer letter provided for Mr. Simpson's compensation of salary, benefits and options to purchase up to 250,000 shares of our common stock. Mr. Simpson assumed the additional position of Vice President of Engineering with the departure of Mr. DaPra on March 5, 2004.

     EMPLOYEE  BENEFITS

     At our 1999 Annual Stockholder Meeting, the stockholders adopted an Incentive Employee Stock Option Plan under which its Board of Directors may grant our employees, directors and affiliates Incentive Stock Options, Supplemental Stock Options and other forms of stock-based compensation, including bonuses or stock purchase rights. Incentive Stock Options, which provide for preferential tax treatment, are only available to employees, including officers and affiliates, and may not be issued to non-employee directors. The exercise price of the Incentive Stock Options must be 100% of the fair market value of the stock on the date the option is granted. Pursuant to our plan, the exercise price for the Supplemental Stock Options will not be less than 85% of the fair market value of the stock on the date the option is granted. We are required to reserve an amount of common shares equal to the number of shares, which may be purchased as a result of awards made under the Plan at any time.

     At the 2000 Annual Stockholder Meeting, the stockholders approved an amendment to the Stock Option Plan of 1999, increasing the number of shares eligible for issuance under the Plan to 30% of the then outstanding common stock and allowing the Board of Directors to make annual adjustments to the Plan to maintain a 30% ratio to outstanding common stock at each annual meeting of the Board of Directors. The Board, at its annual meetings in 2001 and 2002, made no adjustment, as a determination was made that the number of shares then available under the Plan was sufficient to meet the Company's needs. As of December 31, 2003, 4,184,698 shares were authorized for issuance under the Plan, 3,124,807 of which are currently subject to outstanding options and awards and options on 37,000 shares were exercised in 2003. The Stock Option Plan of 1999 was registered with the U.S. Securities & Exchange Commission on Form S-8.

     During 2003, we issued non-statutory options to purchase 140,000 shares to our independent directors for attendance at our 2003 Board of Directors meetings. In addition to the Stock Option Plan of 1999, our stockholders adopted the 1999 Employee Stock Purchase Plan, which authorized our Board of Directors to make twelve consecutive offerings of our common stock to our employees. The 1999 Employee Stock Purchase Plan has been instituted and the first employees enrolled in the plan in August 2003. The first shares of common stock were issued under the Plan in February 2004. We also offer a variety of health, dental, vision, 401(k) and life insurance benefits to our employees in conjunction with our co-employment partner, Administaff.

     On June 11, 2204, we had 140,926 shares available under our 1999 Stock Option Plan. The 1999 Stock Option Plan will be retired except with respect to outstanding options and awards once those shares have been issued pursuant to stock options or other awards. We are proposing the adoption of a new plan, as outlined in Proposition 3 below.

EQUITY  COMPENSATION  PLAN  INFORMATION



                                (a)                      (b)                     (c)
                    ---------------------------  -------------------  --------------------------
Plan category. . .  Number of securities         Weighted-average     Number of securities
                    to be issued upon            exercise price of    remaining available for
                    exercise of outstanding      outstanding          future issuance under
                    issuance options, warrants   options, warrants    equity compensation plans
                    and rights                   and rights           (excluding securities
                    reflected in column (a))
Equity
compensation plans                    3,124,807  $              0.93                   1,022,891
approved by
security holders
Equity . . . . . .                    2,500,000  $              2.00                           0
compensation plans
not approved by
security holders
Total. . . . . . .                    5,624,807  $              1.47                   1,022,891
------------------  ---------------------------  -------------------  --------------------------

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     James W. Benson, our Chief Executive Officer and Chairman of the Board of Directors, and Susan Benson, our former Corporate Secretary, are husband and wife. Mr. Benson has personally guaranteed the building lease on our facility.

     One of our independent directors, Robert S. Walker, is a principal of Wexler & Walker Public Policy Associates, a Washington-based, full-service government relations firm founded in 1981. Wexler & Walker principals have served in Congress, in the White House and federal agencies, as congressional staff, in state and local governments and in political campaigns. Wexler & Walker is a leader on the technology issues of the twenty-first century. During 2003, we did not incur any consulting fees from Wexler & Walker or any of its affiliates; however, during 2002, we incurred consulting fees with Hill and Knowlton, Inc., an affiliate of Wexler & Walker, in an aggregate amount of approximately $56,000.

     In December 2001, we entered into a consulting agreement with one of our independent directors, Curt D. Blake, pursuant to which Mr. Blake agreed to perform certain services for us and identify and qualify significant investors and potential acquisition targets for us. Under the agreement, Mr. Blake was to receive compensation, in cash and non-statutory stock options, for his services. In addition, Mr. Blake was to receive a cash finder's fee plus a common stock grant for all monies raised as a result of introductions made by him. However, as a result of the independence rules imposed by the Sarbanes-Oxley Act of 2002, Mr. Blake voluntarily terminated his agreement with us on November 25, 2002. We made no payments to Mr. Blake in 2003 and 2002, other than reimbursement of Board-related travel expenses.

     In September and October 2002, certain of our officers provided personal interest-free short-term loans to support our working capital needs. The officer loans were paid with the proceeds from imminently pending contract payments and the proceeds of the convertible note program sales.

     From October 14, 2002 through November 14, 2002, we sold an aggregate of $475,000 of 2.03% convertible debentures to two of our directors, officers and Mr. Skarupa, a former officer. Mr. Benson purchased $375,000 of Series A Subordinated Convertible Notes and Mr. Shaffer purchased $50,000. The total funding was completed on November 14, 2002. The convertible debentures entitled the holder to convert the principal and unpaid accrued interest into our common stock when the note matured. The notes originally were set to mature six (6) months from issue date and were subsequently extended to twelve (12) months from issue date on March 19, 2003. Unless paid, extended or re-negotiated, the convertible debentures are exercisable into a number of our common shares at a conversion price that equals the 20-day average asking price less 10%, which was established when the note was issued, or the initial conversion price. Concurrent with the issuance of the convertible debentures, we issued to the subscribers, warrants to purchase up to 1,229,705 shares of our common stock. These warrants are exercisable for three (3) years from the date of issuance at the initial exercise price, which equals to the 20-day average asking price less 10% which was established when the note was issued, or the initial conversion price. Upon issuance, the warrants were valued using the Black-Scholes pricing model based on the expected fair value at issuance and the estimated fair value was recorded as debt discount. See Note 8(c) to our Consolidated Financial Statements for discussion of the terms of the warrants. The debt discount was being amortized as additional interest expense over the term of the convertible debentures.

     On September 5, 2003, we repaid one-half of the convertible notes, with the condition that the note holders would convert the other half. Also, as a condition of the partial repayment, the note holders were required to relinquish one-half of the previously issued warrants. Finally, as additional consideration for the transaction, the note holders were offered 5% interest on their notes, rather than the stated 2.03% for a total of $18,161 of interest expense. All the note holders accepted the offer and the convertible notes were retired. In order for Mr. Skarupa, our former Vice President of Operations, to accept the offer, he entered into a private transaction with Mr. Slansky, our Chief Financial Officer. Mr. Slansky purchased 60% of Mr. Skarupa's note conversion for $15,000 in cash and received 38,462 shares of common stock on the conversion as well as warrants on an additional 38,462 shares of common stock. As of December 31, 2003, we recorded a credit of $88,408, as debt discount recovery; therefore, for the year ending December 31, 2003, the debt discount expense was $112,500. The Company also expensed $131,411 for non-cash loan fee expense related to the convertible note. Fair market value of the stock was determined by discounting the closing market price on the date of the transaction by 20%, based on the nature of the restricted securities.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Based upon a review on the Forms 3 and 4 furnished to us with respect to our most recent fiscal year, each of the Directors and/or Executive Officers timely filed his initial Form 3 and Form 4 under Section 16(a) of the Securities and Exchange Act of 1934 during 2003 with the following exceptions: Mr. Slansky filed his Form 3 on March 28, 2003 after the Board approved his contract and options. Prior to March 28, 2003, Mr. Slansky had no beneficial ownership in us but should have filed a Form 3 on or before February 21, 2003. Messrs. Blake, Estes, Grosvenor, Huntress, McClendon and Walker filed their Form 4 related to options granted at the May Board meeting on June 4, 2003, a few days late. Messrs. Benson, Schaffer and Slansky filed their Form 4 related to retirement of our convertible debt program on September 15, 2003, a few days late due to the delay in getting signatures from all parties to the transaction. Mr. DaPra filed his Form 3 on December 22, 2003, one day late.

REQUIRED  VOTE

     In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding common shares have the power to elect the entire Board of Directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. By completing the Proxy, you give the named Proxies the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

     Each of the nominees for director has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the Proxies will vote for the election of each nominee to serve as a director of the Company.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Sarbanes-Oxley Act of 2002 ("Act") established the Public Company Accounting Oversight Board ("PCAOB") and charged it with the responsibility of overseeing the audits of public companies that are subject to the federal securities laws. Under the Act, the PCAOB's duties include the establishment of a registration system for public accounting firms. The PCAOB proposed rules for the registration process, which required approval of the U.S. Securities Commission ("SEC") prior to enforcement. All public accounting firms were required to register with the PCAOB in order to prepare or issue audit reports on U.S. public companies, or to play a substantial role in the preparation or issuance of such reports. Public accounting firms are required to file periodic reports with the PCAOB. At this time last year, the cost of compliance with these new rules was not determined, and, as a result of the legislation, it appeared that the cost of professional liability insurance for public accounting firms would be dramatically increased. We were informed by our prior independent auditor, Nation Smith Hermes Diamond, Accountants and Consultants, P.C. ("Nation Smith"), that they did not intend to register with the PCAOB at that time and, as a result, would not be able to continue to act as our independent auditors.

Our Board of Directors selected PKF, Certified Public Accountants, as the Company's independent accountants for the fiscal year ending December 31, 2003, and has directed us to submit PKF, Certified Public Accounts, again, as our selection of independent accountants to the stockholders for ratification at the Annual Meeting for the fiscal year ending December 31, 2004. A representative of PKF, Certified Public Accountants, is expected to be present at the Annual Meeting.

Stockholders are not required to ratify the selection of PKF, Certified Public Accountants, as the Company's independent accountants. However, our Board of Directors is submitting the selection of PKF, Certified Public Accountants, to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

AUDIT  FEES

     The following are the fees billed us by our auditors, PKF and Nation Smith, respectively, for services rendered thereby during 2003 and 2002:



                       2003     2002
                    -------  -------
Audit Fees . . . .  $55,025  $54,500
------------------  -------  -------
Audit Related Fees  $     -  $     -
------------------  -------  -------
Tax Fees . . . . .  $ 7,850  $11,734
------------------  -------  -------
All Other Fees . .  $ 5,093  $12,712
------------------  -------  -------

     Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB and for any other services that are normally provided by PKF and Nation Smith in connection with our statutory and regulatory filings or engagements.

     Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

     Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

     All Other Fees consist of the aggregate fees billed for products and services provided by PKF and Nation Smith and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by PKF or Nation Smith in connection with our private and public offerings conducted during such periods.

     Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining PKF's and Nation Smith's independence and determined that such services are appropriate.

     Before the auditors are engaged to provide us audit or non-audit services, such engagement is approved by the Audit Committee of our Board of Directors.

     The affirmative vote of the holders of a majority of the common shares represented and voting at the meeting will be required to ratify the selection of PKF, Certified Public Accountants.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING  DECEMBER  31,  2004.

                                    PROPOSAL 3

                                   APPROVAL  OF
                           2004 EQUITY INCENTIVE PLAN

     On June 11, 2004, we had only 140,926 options remaining available for grant under our 1999 Stock Option Plan. The Board of Directors is asking stockholders to approve the proposed 2004 Equity Incentive Plan, which is attached to this Proxy Statement as Appendix A. The 2004 Equity Incentive Plan would authorize and reserve for issuance under the Plan 2,000,000 shares of the Company's common stock. We have used our 1999 plan to provide employees, directors and consultants an incentive for continued and future service. The 2004 Equity Incentive Plan is an important part of the Company's total compensation program because competitive benefit programs are a critical component of our efforts to attract and retain qualified employees, directors and consultants. We are asking for the approval of this plan to continue providing this benefit to new and current employees, directors and consultants.

     The  2004  Equity  Incentive  Plan  is  described  below.

DESCRIPTION  OF  THE  PLAN

     The purpose of the Company's 2004 Equity Incentive Plan (the "Plan") is to provide selected eligible employees, directors and certain types of consultants of and to the Company, its subsidiaries, and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Board of Directors or a committee appointed by the Board of Directors at the time of grant. Limited rights and stock awards may also be granted under the Plan. The options, limited rights and awards are collectively referred to in this discussion as "Awards."

     A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The Code currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the Plan or any other option plan adopted by the Company. Non-statutory Stock Options may be granted under the Plan at an exercise price of not less than 85% of the fair market value of the common stock on the date of grant. Non-Statutory Stock Options also may be granted without regard to any restriction on the amount of common stock to which the option may first become exercisable in any calendar year. Regardless of which type of option is granted to an employee of the Company, the option will expire ninety (90) days after termination of employment for any reason other than death, disability or retirement; provided, however, that all rights under any options expire immediately upon termination of an employee for cause.

     A limited right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future. In no event may a limited right issued under the Plan be exercisable in whole or in part before the expiration of six (6) months from the date of grant, and the right may only be exercise in the event of a change in control of the Company. In addition, limited rights issued under our plan may be exercised only when the underlying option is exercisable and the fair market value of the shares on the date of exercise is greater than the exercise price of the underlying option. The limited right and the option terminate simultaneously upon exercise of one or the other. Limited rights issued under the plan may be for no more than 100% of the difference between the purchase price and the fair market value of the stock subject to the underlying option.

     The Committee may issue restricted stock awards under the Plan to employees and independent directors. The Committee has discretion to determine the dates on which stock awards will vest and any specific conditions or performance goals which must be satisfied prior to vesting of any portion of the Award. Stock awards which are not fully vested at the time of termination of the employee for any reason other than death, disability or retirement or as a result of termination for cause, the unvested portion of the award will be forfeit as of the date of termination.

     The Committee has discretion to accelerate the vesting of any Award issued under the Plan.

     The Committee may award Incentive Stock Options only to full-time employees (including officers) of the Company and its affiliates under the Plan. A non-employee director, as well as part-time employees and certain consultants, of the Company are not eligible to receive Incentive Stock Options, but may receive Non-Statutory Stock Options under the Plan.

ADMINISTRATION

     The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the specific duties of the Compensation Committee, and subject to the approval of any relevant authorities, the Compensation Committee shall have the authority in its discretion:

     (i)  to  determine  the  fair  market  value;

     (ii) to select the employees, directors and consultants to whom Awards may from time to time be granted hereunder;

     (iii)  to  approve  forms  of  agreement  for  use  under  the  Plan;

     (iv) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting and any restriction or limitation regarding any Award or the common stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

     (v) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the common stock covered by the Option has declined since the grant date;

     (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     (vii) to allow participants in the Plan to satisfy withholding tax obligations on options by electing to have the Company withhold from the common stock to be issued upon exercise of an option that number of shares having a fair market value equal to the amount required to be withheld. The fair market value to be withheld will be determined on the date that the amount of tax to be withheld is to be determined; and

     (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

     All determinations and interpretations made by the Compensation Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries. Because option grants and other Awards under the Plan are subject to the discretion of the Committee, awards under the Plan for the current year are indeterminable. Future option exercise prices under the Plan are also indeterminable because they will be based upon the fair market value of the common stock on the date of grant.

SHARES  SUBJECT  TO  THE  PLAN

     Subject to adjustment, the maximum number of shares of common stock reserved for Awards under the Plan is 2,000,000 shares. These shares of common stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Company. To the extent that options and stock awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that stock awards or options terminate, expire, or are forfeited without having been exercised (or in cases where a limited right has been granted in connection with an option, the amount of such limited right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited options or stock awards.

ADJUSTMENTS

     The Committee will make adjustments to the number of shares subject to any award based on any change in the outstanding shares of common stock of the Company resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or any similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company.

AMENDMENT  OR  TERMINATION

     The Board of Directors may amend or modify the Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations. In order for the Plan to become effective for the purpose of obtaining preferential tax treatment for Incentive Stock Options, we require approval of the stockholders of the Company.

     Once approved by both the stockholders and the Board of Directors, the Plan shall continue in effect for a term of ten (10) years unless sooner terminated.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     Incentive stock options granted under the Plan will be afforded favorable federal income tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). If an option is treated as an Incentive Stock Option, the recipient will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an recipient's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the recipient as long-term capital gain. If the recipient disposes of the shares prior to the expiration of either of the above holding periods, then the recipient will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     All other options granted under the Plan will be Non-Statutory Stock Options and will not qualify for any special tax benefits to the recipient. A recipient will not recognize any taxable income at the time he or she is granted a Non-Statutory Stock Option. However, upon exercise of the Non-Statutory Stock Option, the recipient will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon a recipient's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

     The recipient of a restricted stock award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

     No taxable income is recognized upon the receipt of a limited right. The recipient will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient in connection with the exercise of the limited right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

     We  are  generally  entitled  to  a  deduction  for  federal   income   tax
purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to us. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a recipient may reside, nor does it reflect the tax consequences of a recipient's death.

REQUIRED  VOTE

     Approval of the Plan requires the affirmative vote of a majority of the shares present and entitled to vote on this Proposal 3, and such affirmative vote must also constitute at least a majority of the required quorum for the meeting. In determining whether this Proposal 3 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal.

RECOMMENDATION

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

                                  OTHER MATTERS

     We do not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently know of no other business to be presented. If any other matters are brought before the meeting, the appointed Proxies will vote on all such matters in accordance with their judgment of the best interests of the Company.

                             AUDIT COMMITTEE REPORT

     Following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of the Company as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholders' equity and cash flow for each of the fiscal years ended December 31, 2003 and 2002, and the notes thereto.

     The Audit Committee of the Company's Board of Directors currently consists of three directors, none of which are employees of the Company or any of its subsidiaries. Pursuant to an Audit Committee Charter adopted on April 19, 2002, the Audit Committee is required to be comprised of at least three directors.
The Board believes that the current members of the committee, Mr. Blake, Mr. McClendon and Dr. Huntress, are "independent" directors as that term is defined under the Nasdaq listing standards.

     The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, and the quality and integrity of the Company's financial reports. In that respect, the Audit Committee has reviewed and discussed the audited financial statements and the footnotes thereto with management and the independent auditors. The Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, Communication with Audit Committees, including, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and
(ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

     Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

     Submitted  by  the  Audit  Committee  of  the Company's Board of Directors:

Curt  Dean  Blake
Scott  McClendon
Wesley  T.  Huntress

                             AUDIT COMMITTEE CHARTER

     Our Audit Committee currently consists of three independent members of the Board of Directors: Messrs. Blake, McClendon and Dr. Huntress. On April 19,
2002, the Board of Directors adopted and approved a charter for the Audit Committee, which is attached to this Proxy Statement as Appendix B. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the preparation of the Company's internal financial statements, and the Company's audit and financial reporting process. In addition, our Audit Committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our Audit Committee consults with the Company's management and independent auditors prior to the presentation of financial statements to stockholder and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. The committee is also responsible for considering and recommending the appointment of and reviewing fee arrangements with our independent auditors. It is not responsible for preparing the Company's financial statements or for planning or conducting the audits.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Company no later than March 1, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                                       /s/  Richard  B.  Slansky
                                                       -------------------------
                                                           Richard  B.  Slansky,
                                                            Corporate  Secretary

                                                         Dated:  June  24,  2004

APPENDIX A

                                 SPACEDEV, INC.
                           2004 EQUITY INCENTIVE PLAN

1. PURPOSES OF PLAN. The purpose of this Equity Incentive Plan (the "Plan") is to provide selected eligible Employees, directors and Consultants of and to the Company, its Subsidiaries, and Affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Board of Directors or a committee appointed by the Board of Directors at the time of grant. Limited Rights and Stock Awards may also be granted under the Plan.

2.     DEFINITIONS.  As  used  herein,  the  following  definitions shall apply:

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options, Limited Rights and/or Stock Awards under the provisions of this Plan.

     (d) "Board of Directors" or "Board" means the board of directors of the Company.

     (e) "Change in Control" means a change in control of the Company of a nature that; (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect as of August 23, 2004, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the Company's outstanding securities; or (B) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity; or (D) after a solicitation of shareholders of the Company, by someone other than current management of the Company, stockholders approve a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Company; or (E) a tender offer is made for 20% or more of the voting securities of the Company.

     (f)  "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     (g) "Committee" means the Compensation Committee or, if no Compensation Committee is sitting at any time, then a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors, as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (h) "Common Stock" means the $0.0001 par value Common Stock of the Company, or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

     (i)  "Company"  means  SpaceDev,  Inc.,  a  Colorado  corporation.

     (j) "Consultant" means any person who is engaged by the Company or Subsidiary to render consulting or advisory services to such entity.

     (k)  "Continuous  Employment"  means  "continuous employment" as defined in
     Section  422  of  the  Code.

     (l)  "Date  of  Grant"  means  the  effective  date  of  an  Award.

     (m) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (n)  "Effective Date" means August 5, 2004, the effective date of the Plan.

     (o) "Employee" means any person who is currently employed by the Company or an Affiliate, including Officers, but such term shall not include Outside Directors.

     (p) "Employee Participant" means an Employee, including an Officer, who holds an outstanding Award under the terms of the Plan.

     (q)  "Exchange  Act" means the Securities Exchange Act of 1934, as amended.

     (r) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the Option to be exchanged for shares of Common Stock.

     (s)  "Fair  Market  Value"  shall  be  determined  as  follows:

          (i) By multiplying the closing sales price for the Common Stock (or the closing bid, if no sales were reported) by the total volume of sales for the day (the "Product"). The Product shall then be calculated for the five (5) days preceding the time of determination. The Fair Market Value shall then be the sum of the Products for each of the five (5) days preceding the time of determination divided by the total volume of sales for the five (5) days preceding the time of the determination.

          (ii) The volume of sales and the closing price (or the closing bid, if no sales were reported) shall be as reported in The Wall Street Journal or such other source as the Committee deems reliable

     (t) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 9 hereof and is intended to be such under
     Section  422  of  the  Code.

     (u) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     (v) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 8 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 9 hereof, but does not meet the requirements of such under
     Section  422  of  the  Code.

     (w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (x) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 8 or 9 hereof.

     (y) "Outside Director" means a member of the Board of Directors or a director emeritus of the Company or its Affiliates, who is not also an Employee.

     (z) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (aa) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a Consultant to or on the Board of Directors of the Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a Consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Company.

     (cc) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 11 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (ee) "Termination for Cause" shall mean, in the case of a director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

3.     ADMINISTRATION.

     (a) The Plan shall be administered by the Committee, which shall be constituted to comply with applicable laws. Subject to the provisions of the Plan, the specific duties of the Committee, and subject to the approval of any relevant authorities, the Committee shall have the authority in its discretion:

          (i)  to  determine  the  Fair  Market  Value;

          (ii) to select the Employees, directors and Consultants to whom Awards may from time to time be granted hereunder;

          (iii)  to  approve  forms  of  agreement  for  use  under  the  Plan;

          (iv) to determine the terms and conditions of any Award granted hereunder, subject to the provisions hereof. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

          (v) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

          (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (vii) to allow Participants to satisfy withholding tax obligations on Options by electing to have the Company withhold from the Common Stock to be issued upon exercise of an Option that number of shares having a Fair Market Value equal to the amount required to be withheld. The
          Fair Market Value of the Common Stock to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by optionees to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable; and

          (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

     (b) All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants, Outside Director Participants and Consultants in the Plan and on their legal representatives and beneficiaries.

4.     TYPES  OF  AWARDS  AND  RELATED  RIGHTS.

     The following Awards and related rights as described below in Paragraphs 8 through 11 hereof may be granted under the Plan:

     (a)  Non-statutory  Stock  Options
     (b)  Incentive  Stock  Options
     (c)  Limited  Rights
     (d)  Stock  Awards

5.     STOCK  SUBJECT  TO  THE  PLAN.

     Subject to adjustment as provided in Section 17 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 2,000,000 shares. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an Option, the amount of such Limited Right received in lieu of the exercise of such Option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

6.     ELIGIBILITY.

     (a) Non-statutory Stock Options, Limited Rights and Stock Awards may be granted to Outside Directors and Consultants of the Company by the Committee, pursuant to the terms of this Plan.

     (b)  Incentive  Stock  Options  may  be  granted  only  to  Employees.

     (c) Each Option shall be designated in the grant notice as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Option with respect to such shares is granted.

7.     TERM.

     (a) The Plan shall become effective upon the Effective Date and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 of the Plan.

     (b) The Plan shall become effective upon being presented to shareholders for ratification for the purpose of obtaining preferential tax treatment for Incentive Stock Options. The failure to obtain shareholder ratification for such purpose will not effect the validity of the Plan and the Options thereunder; provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

8.     NON-STATUTORY  STOCK  OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees, Outside Directors, advisors and Consultants upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) EXERCISE PRICE. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 85% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) TERMS OF NON-STATUTORY STOCK OPTIONS. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

     (c) NSO AGREEMENT. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by a written agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination; provided that in the event of termination of a Participant's employment or service due to Retirement, the Participant shall have up to one (1) year following the Participant's cessation of employment or service to exercise the Participant's immediately exercisable Non-statutory Options. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall be exercisable, as to the then vested portion, for one (1) year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause. Notwithstanding the above, in no event shall any Non-statutory Stock Options be exercisable beyond the expiration of the Non-Statutory Stock Option term.

     (e) PROCEDURE FOR EXERCISE. Any Non-statutory Stock Option granted under this Section 9 shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the notice of grant. An Option may not be exercised for a fraction of a share. An Option shall be deemed exercised when the Company receives:

          (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; and

          (ii) full payment for the shares of Common Stock with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and the Plan. Common Stock issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Stock is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares of Common Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such shares of Common Stock promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 17 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

9.     INCENTIVE  STOCK  OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) EXERCISE PRICE. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) AMOUNTS OF INCENTIVE STOCK OPTIONS. Subject to Section 6(b) hereof, Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. The provisions of this Section 9(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 9 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 8 hereof.

     (c) TERMS OF INCENTIVE STOCK OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. If, at the time of grant, an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five (5) years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     Notwithstanding the provisions of Section 8 of this Plan, the Committee shall have the authority to determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO AGREEMENT. The terms and conditions of any Incentive Stock Option granted shall be evidenced by a written agreement (the "ISO Agreement"), which shall be subject to the terms and conditions of the Plan.

     (e) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's Continuous Service for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three
     (3)  months  following  termination,  except  that  in  the  event  of  the
     termination  of  an  Employee  Participant's  Continuous  Service  due   to
     Retirement, the Participant shall have up to one (1) year following the Participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee
     Participant's Continuous Service for Disability or death, all Incentive Stock Options held by such Employee Participant shall be exercisable, as to the then vested portion, for one (1) year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. Notwithstanding anything contained herein to the contrary, no Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three (3) months following the date of a Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

     (f)  COMPLIANCE  WITH  CODE. The Incentive Stock Options granted under this
     Section 9 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

     (g)  PROCEDURE  FOR EXERCISE. Any Incentive Stock Option granted under this
     Section 9 shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the notice of grant. Unless the Committee provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share. An Option shall be deemed exercised when the Company receives:

          (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; and

          (ii) full payment for the shares of Common Stock with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and the Plan. Common Stock issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Common Stock is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares of Common Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such shares of Common Stock promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 17 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

10.     LIMITED  RIGHT.

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 18 hereof.

11.     STOCK  AWARD.

     The Committee (or in the case of an Outside Director Participant, the Board of Directors) may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

     (a) PAYMENT OF THE STOCK AWARD. The Stock Award may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b) TERMS OF THE STOCK AWARDS. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 11, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (c) STOCK AWARD AGREEMENT. The terms and conditions of any Stock Award shall be evidenced by an agreement (the "Stock Award Agreement"), which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

          (i)  the  period  over  which  the  Stock  Award  will  vest;  and

          (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (d) CERTIFICATION OF ATTAINMENT OF THE PERFORMANCE GOAL. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (e) TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of a Stock Option or Stock Award, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (f) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this Section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

          (iii)  If a recipient of a Stock Award is subject to the provisions of
          Section 18 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (g) ACCRUAL OF DIVIDENDS. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued.

     (h) VOTING OF STOCK AWARDS. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Company's Secretary as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Company's Secretary in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

12.     PAYOUT  ALTERNATIVES.

     Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

     (a) DISCRETION OF THE COMMITTEE. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b) PAYMENT IN THE FORM OF COMMON STOCK. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

13.     ALTERNATE  OPTION  PAYMENT  MECHANISM.

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) CASH PAYMENT. The exercise price may be paid in cash or by certified check.

     (b) BORROWED FUNDS. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  EXCHANGE  OF  COMMON  STOCK.

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14.     RIGHTS  OF  A  SHAREHOLDER:  NONTRANSFERABILITY.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an Officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

15.     AGREEMENT  WITH  GRANTEES.

     Each  Award  will  be   evidenced  by   a   written  agreement(s)  (whether
constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

16.     DESIGNATION  OF  BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17.     DILUTION  AND  OTHER  ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; or

     (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee could provide the Participant with a cash benefit for shares underlying vested, but unexercised Options, in order to achieve the aforementioned effect. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

18.     TAX  WITHHOLDING.

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

19.     AMENDMENT  OF  THE  PLAN.

     The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code, shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

20.     TERMINATION  OF  THE  PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

21.     APPLICABLE  LAW.

     The Plan will be administered in accordance with the laws of the State of Colorado and applicable federal law.

22.     DELEGATION  OF  AUTHORITY.

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the Officers of the Company. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Company for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

                      RESTRICTED STOCK AWARD AGREEMENT FOR
                                 SPACEDEV, INC.

                           2004 EQUITY INCENTIVE PLAN

     THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into as of the ____ day of ________ 200__, by and between SPACEDEV, INC., a Colorado corporation (the "Company"), and ____________________________ (herein referred to as the "Participant");

                              W I T N E S S E T H:

     WHEREAS, the Participant has entered into an Employment Agreement with the Company on __________________, pursuant to which he or she will serve the Company as ____________________ (the "Employment Agreement"); and

     WHEREAS, the Company has previously adopted the SpaceDev. Inc. 2004 Equity Incentive Plan (the "Plan"); and

     WHEREAS, pursuant to the Employment Agreement, the Company has awarded the Participant _________________ shares of common stock under the Plan subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms as set forth in the Plan):

     1. THE PLAN. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

     2. GRANT OF AWARD. The Company hereby grants to the Participant an award (the "Award") of ________________ (_________) shares of Company common stock, par value $0.0001 (the "Stock"), on the terms and conditions set forth herein and in the Plan.

     3.     TERMS  OF  AWARD.

     (a) Escrow of Shares. A certificate representing the shares of Stock subject to the Award (the "Restricted Stock") shall be issued in the name of the Participant and, to the extent unvested, shall be escrowed with the Secretary of the Company (the "Escrow Agent") subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

     (b) Vesting. 1/8th of the shares vest six (6) months after the Vesting Commencement Date. 1/8th of the shares shall vest at the end of each subsequent six month period over the course of the following four (4) years. Once vested pursuant to the terms of this Agreement, the Restricted Stock shall be deemed Vested Stock. In the event the Participant's employment or service with the Company is terminated by reason of (i) death, (ii) disability, or (iii) without "Cause" (as such term is defined in the Employment Agreement), then all remaining shares of Restricted Stock (including any "Accrued Dividends," as such term is hereafter defined) which have not yet been vested shall immediately become null and void.

     (c) Voting Rights and Dividends. The Participant shall have all of the voting rights attributable to the shares of Restricted Stock issued to him or her. Cash dividends declared and paid by the Company with respect to the shares of Restricted Stock shall be paid to the Participant. Any extraordinary dividends declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall not be paid to the Participant until such Restricted Stock becomes Vested Stock. Such Accrued Dividends shall be held by the Company as a general obligation and paid to the Participant at the time the underlying Restricted Stock becomes Vested Stock.

     (d) Vested Stock - Removal of Restrictions. Subject to the requirements of applicable securities laws, including but not limited to Rule 144 of the Securities Act of 1933, upon Restricted Stock becoming Vested Stock, all restrictions indicating that the Restricted Stock is unvested shall be removed from the certificates representing such Stock and the Secretary of the Company shall deliver to the Participant certificates representing such Vested Stock free and clear of such restrictions together with a check in the amount of all Accrued Dividends attributed to such Vested Stock without interest thereon.

     (e) Forfeiture. In the event the Participant's employment with the Company is terminated for any reason other than (i) death, (ii) disability, or
          (iii) without Cause prior to all shares of Restricted Stock becoming Vested Stock, then, all remaining shares of Restricted Stock which have not yet been vested (including any Accrued Dividends) shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

     4. LEGENDS. In addition to the legend requirements of applicable securities laws, including but not limited to Rule 144 of the Securities Act of 1933, the shares of Stock which are the subject of the Award shall be subject to the following legend:

     "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERRABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR SPACEDEV, INC. EQUITY INCENTIVE PLAN DATED THE ____ DAY OF ________________, 200__. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF SPACEDEV, INC."

     5. STOCK POWERS AND THE BENEFICIARY. The Participant hereby agrees to execute and deliver to the Secretary of the Company a stock power (endorsed in blank) in a form of Exhibit B hereto covering his or her Award and authorizes the Secretary to deliver to the Company any and all shares of Restricted Stock that are forfeited under the provisions of this Agreement. The Participant further authorizes the Company to hold as a general obligation of the Company any Accrued Dividends and to pay such dividends to the Participant at the time the underlying Restricted Stock becomes Vested Stock. Pursuant to Section 16 of the Plan, the Participant designates his or her Eligible Spouse as the Beneficiary under this Agreement.

     6. NONTRANSFERABILITY OF AWARD. The Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge any shares of Restricted Stock or any interest therein in any manner whatsoever.

     7. NOTICES. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing, shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by regular U.S. mail, postage prepaid, by the Company to the Participant at the address set forth in the Employment Agreement.

     8. BINDING EFFECT AND GOVERNING LAW. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Colorado.

     9. WITHHOLDING. The Company and the Participant shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award (including Accrued Dividends).

     10. AWARD SUBJECT TO CLAIMS OR CREDITORS. The Participant shall not have any interest in any particular assets of the Company, its parent, if applicable, or any Subsidiary by reason of the right to earn an Award (including Accrued Dividends) under the Plan and this Agreement, and the Participant or any other person shall have only the rights of a general unsecured creditor of the Company, its parent, if applicable, or a Subsidiary with respect to any rights under the Plan or this Agreement.

     11. CAPTIONS. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

     12. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              "COMPANY"
                              SPACEDEV,  INC.,
                              A  COLORADO  CORPORATION



                              By:---------------------

                              Its:--------------------

                              "PARTICIPANT"



                              --------------------------
                              Signature  of  Participant



                              ----------------------------
                              Print  Name  of  Participant

                                    EXHIBIT A

                                 SPACEDEV, INC.
                           2004 EQUITY INCENTIVE PLAN


                                  PAGE 4

                                    EXHIBIT B

                                STANDARD FORM OF
                                   STOCK POWER

                                  PAGE 5

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto SpaceDev, Inc., a Colorado corporation (the "Company"), pursuant to the Stock Award Agreement dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________)
shares of Common Stock of the Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary attorney to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the forfeiture of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain unvested under the Agreement.

Dated:  _______________



                                                     ---------------------------
                                                                     (Signature)



                                                     ---------------------------
                                                                   (Print  Name)


INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line. The purpose of this Assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                  PAGE 6


                                 SPACEDEV, INC.

                            STOCK OPTION GRANT NOTICE

          SPACEDEV, INC. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan") hereby grants to the Optionee named below a stock option to purchase the number of shares of the Company's common stock as set forth below. Depending on the box checked below, this stock option either is or is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This option is subject to all of the terms and conditions as set forth in this Grant Notice, the Stock Option Agreement and the "Plan" which are attached and incorporated herein by reference.

Optionee/Employee:  _______________          Employee  I.D.  #:  _____-___-_____


Grant  No.:  ___                                   Date  of  Grant:  ___________


Shares  Subject  to  Option:  _______      Exercise  Price  Per  Share:  $______


Expiration  Date:                                             Par  Value:  .0001



TYPE  OF  OPTION:     [  ]  Incentive  Stock Option    [  ]  Non-Statutory Stock
Option

VESTING  SCHEDULE:



PAYMENT:
By one or a combination of the following items (described in the Stock Option Agreement):

          [  ]  By  cash  or  check
          [ ] Pursuant to a Regulation T Program if the Shares are publicly traded
          [ ] By delivery of already-owned shares if the Shares are publicly traded
          [  ]  By  deferred  payment

          ADDITIONAL TERMS/ACKNOWLEDGMENTS: Optionee acknowledges that he or she has received, read, understands, and agrees to the terms of this Grant Notice, the Stock Option Agreement, and the Plan. Optionee further acknowledges that as of the Date of Grant, the Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.



SPACEDEV,  INC.                              OPTIONEE:



By:_______________________________           ___________________________________
President                                    Signature

Dated:  ________________                     Date:  _______________

                      ATTACHMENT I: STOCK OPTION AGREEMENT


                                 SPACEDEV, INC.

                             STOCK OPTION AGREEMENT

     Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") as set forth in the Grant Notice, at the exercise price set forth in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement, but defined in the Plan, shall have the same definitions as in the Plan.

     The  details  of  this  option  are  as  follows:

     1. VESTING. This option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

     2. METHOD OF PAYMENT. Payment of the exercise price by cash (or check) is due upon exercise of all or any part of this option. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company. Payment of the exercise price may also be made by a combination of the above methods.

     3. EXERCISE FOR MINIMUM NUMBER OF SHARES. The minimum number of options that may be exercised at any one time is one hundred (100), except (a) if an installment subject to exercise, as set forth in paragraph 1, amounts to fewer than one hundred (100) shares, then this smaller number of options may be exercised, and (b) with respect to the final exercise of this option, this minimum does not apply. This option may only be exercised for whole shares.

     4. SECURITIES LAW COMPLIANCE. This option may not be exercised unless the shares issuable upon exercise are then registered under the Securities Act or, if such shares are not registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     5.  TERM.

          (a) The term of this option commences on the Date of Grant (as specified in the Grant Notice) and expires upon the earliest of:

               (i)  the  Expiration  Date  indicated  in  the  Grant  Notice;

               (ii)  the  tenth  (10th)  anniversary  of  the  Date of Grant; or

               (iii) ninety (90) days after the termination of your Continuous Service for any reason other than Disability, death, or Termination for Cause provided that if during any part of such ninety (90) day period the option is not exercisable solely because of the condition set forth in paragraph 4 (Securities Law Compliance), then the option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of ninety (90) days after satisfaction of the condition set forth in paragraph 4.

          (b)  Notwithstanding  the  foregoing:

               (i) If your Continuous Service terminates due to your Disability, then this option will continue as to vested but unexercised options for a period of twelve (12) months after the date such service was terminated, but no later than the Expiration Date.

               (ii) If your Continuous Service terminates due to (x) your death, or (y) your Disability and you subsequently die prior to the Expiration Date, then this option shall immediately become fully vested and exercisable for all of the option shares as of the date of your death. This option will then expire on either the Expiration Date or twelve (12) months after the date of your death, whichever occurs earlier.

               (iii) If your Continuous Service terminates due to a Termination for Cause, all rights under this option shall expire immediately upon such Termination for Cause.

          (c) If this option is designated an incentive stock option, then to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of exercise, you must be an employee of the Company or a "parent corporation" or a "subsidiary corporation" (as those terms are defined in Section 424 of the Code), except in the event of your death or your Disability. The Company has provided for extended exercisability of this option under certain circumstances for your benefit, but does not represent or guarantee that this option will necessarily be treated as an "incentive stock option."

     6.  EXERCISE.

          (a) You may exercise the vested portion of this option during its term by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to another person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

          (b) By exercising this option you agree that as a condition to any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or
          (3)  the  disposition  of  shares  acquired  upon  such  exercise.

          (c) If this option is an incentive stock option, then by exercising this option you agree to notify the Company in writing within fifteen
          (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

          (d) If this option is a non-statutory stock option, it may be subject to certain terms or restrictions such that shares issued upon exercise of the option are nontransferable or subject to a substantial risk of forfeiture (i.e., the stock is not vested). In that event, you may be eligible for an election under Section 83(b) of the Internal Revenue Code, which would allow you to report compensation income when you receive the stock rather than when it becomes vested. If you make an election pursuant to Section 83(b), the value of the stock is determined when you receive it, and you will have nothing to report at the time the stock vests. Because failure to file a Section 83(b) election may result in adverse tax consequences, you are advised to consult your personal tax advisor with respect to the advisability of such an election. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE'S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

     7. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act of 1974, as amended (a "DRO"), or the rules thereunder, and is exercisable during your life only by you or any transferee pursuant to a DRO.

     8. OPTION NOT A SERVICE CONTRACT. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or of the Company or an Affiliate to continue your service with the Company or the Affiliate. In addition, nothing in this option shall obligate the Company or any Affiliates, their stockholders, Board of Directors, Officers or Employees to continue any relationship as a Director or Consultant for the Company or any Affiliate.

     9. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     10. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

APPENDIX B

                             AUDIT COMMITTEE CHARTER

     Primary responsibility for the SpaceDev, Inc. financial reporting lies with its senior management, with oversight of the Board of Directors. To help the Board of Directors carry out this oversight responsibility, an Audit Committee has been established to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate, the involvement of the full Board of Directors.

     I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

     a. Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, management, the independent external accountants and the internal audit staff.

     b. Oversee the corporation's internal accounting and operational controls, including assessment of strategic, financial, operational and compliance risk management, as well as financial and regulatory reporting.

     c. Review the financial statements and audit findings and take actions considered appropriate by the Audit Committee and the full Board of Directors.

     d.   Provide  direction  to  and  oversight of the internal audit function.

     e. Ascertain any disagreements among audit personnel or between audit personnel and management.

     f. Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and that the accounting policies are consistent with a fair presentation of financial statements in conformity with generally accepted accounting principles.

     II.  ORGANIZATION/COMPOSITION

     The chair and members of the Audit Committee shall be elected annually by the majority vote of the full Board of Directors. The Audit Committee will be comprised of three or more directors as determined by the Board, the majority of whom shall be independent directors. For purposes of this charter, an "independent director" shall be defined as a person other than an officer or employee of the corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the full Board of Directors, would interfere with the exercise of independent judgment in carrying out the duties and responsibilities set forth in this charter. All members of the Audit Committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

                                    PAGE

     III.  MEETINGS

     The Audit Committee will meet on a regular basis (quarterly) and special meetings will be called as circumstances require. The Audit Committee will meet privately with the internal auditor and the external accountants to review their findings and management's action plans to ensure internal control recommendations made by internal and external auditors have been appropriately implemented by management. The Audit Committee will request legal updates from the in-house counsel and outside legal resources as they determine the need exists. The Audit Committee members will have sole discretion in determining the meeting attendees and agenda.

     IV.  RESPONSIBILITIES  AND  DUTIES

     The Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with applicable requirements and that an effective legal compliance program exists.

     The  functions  and  responsibilities  of  the Audit Committee shall be to:

     A.  GENERAL
         -------

     1. Adopt a formal written charter that is approved by the full Board of Directors which specifies scope of responsibility, process, membership, etc. The Audit Committee will review and update this charter and receive approval of changes from the full Board of Directors at least annually.

     2. Approve the selection of and the fees paid to the external accountants for the corporation. The Audit Committee will obtain opinions on the performance of the external accountants from appropriate management representatives and the internal auditor, and based upon the evaluation of the external accountants' performance, recommend that the Board retain or replace the external accountants.

     3. Ensure that the independent auditors understand that they are directly accountable to the Board of Directors and the Audit Committee.

     4. Inquire of management as to the extent to which external accountants other than the principal auditors are to be used and the rationale for using them. The Audit Committee will also review management's evaluation of the factors related to the independence of the external auditors and review its plans for engaging the external auditors in performing management advisory services during the year, if any.

     5. Maintain minutes or other records of meetings and activities. Following each meeting, the Audit Committee shall report on the proceedings of the Committee to the full Board of Directors with such recommendations as it may deem appropriate.

     6. Review with management the Form 10-KSB and the MD&A section of the annual report, and ask the extent to which the external accountants reviewed each. The Audit Committee will inquire of the independent auditor if the other sections of the annual report to shareholders and Form 10-KSB are consistent with the information reflected in the financial statements. The Audit Committee shall recommend to the Board of Directors that the audited financial statements be included in the corporation's annual report to shareholders and Form 10-KSB for the last fiscal year for filing with the SEC.

     7. Meet privately with the external accountants to request their opinion of various matters, including the quality of financial and accounting personnel and the internal audit staff.

     8. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     9. Ascertain the existence of and review any material non-arm's length transactions.

     B.  EXTERNAL/INDEPENDENT  ACCOUNTANTS
         ---------------------------------

     1. Review with the internal auditor and the external accountants their integrated annual audit plan, including the degree of coordination and integration between the respective parties. The Audit Committee will inquire as to the extent to which the planned audit scope can be relied upon to detect fraud, non-compliance with state and federal laws and regulations, non-compliance with the SEC and the National Association of Securities Dealers, Inc.'s (NASD's) guidelines, or weaknesses in internal accounting and operational controls.

     2. Instruct the internal auditor and the external accountants that the Audit Committee expects to be advised if there are any areas that require attention or of occurrences of fraud, illegal acts, deficiencies in internal control or other irregularities.

     3. Discuss with the internal auditor and external accountants what steps are planned for providing assessment of strategic, financial, operational and compliance risk management, as well as financial and regulatory reporting.

     4. Ensure its receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditors and the corporation. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the full Board of Directors take appropriate action to ensure the independence of the independent auditors.

     5. Meet with the external accountants and financial management of the corporation to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the external accountants inform the Audit Committee of any significant changes in the external accountant's original audit plan and that the external accountants conduct a SAS 71 Interim Financial Review prior to the company's filing of each quarterly report to shareholders (Form 10-QSB).

     6. Review with the external accountants the corporation's interim financial results included in the Form 10-QSB prior to filing with the SEC.

     7. Instruct the internal auditor and the external accountants to advise the Audit Committee when the external accountants are hired to perform management consulting services, and to report the nature and timing of such work. The Audit Committee shall consider whether the external accountants' provision of non-audit services is compatible with maintaining their independence.

     8. Instruct the internal auditor and the external accountants to advise the Audit Committee when the corporation seeks a second opinion on a significant accounting issue.

     9. Instruct the external accountants to communicate any other known matters that require the attention of the Audit Committee or the full Board of Directors.

     C. INTERNAL AUDIT-(AT THIS TIME, THE COMPANY DOES NOT HAVE AN INTERNAL AUDIT FUNCTION, BUT WE HAVE PREPARED THE CHARTER ANTICIPATING SUCH A FUNCTION IN THE FUTURE)
--------------------------------------------------------------------------------

     1. Review and approve the annual internal audit plan and any significant changes to the internal plan.

     2. Inquire of the internal auditor regarding the adequacy and effectiveness of accounting and financial controls and the responsiveness of management in correcting audit-related deficiencies, and request recommendations for improvements.

     3. Review the internal audit function of the corporation including its independence and the authority of its reporting relationships.

     4. Review, at least annually, the then current and future programs of the corporation's internal audit department, including the procedure for assuring implementation of accepted recommendations made by the auditors and the department.

     5. Make or cause to be made, from time to time, such other examinations and reviews as the Audit Committee may deem necessary with respect to the accounting practices and systems of internal control of the corporation and with respect to current accounting trends and developments, and recommend such action with respect thereto as may be deemed necessary.

     6. Inquire of the internal auditor regarding any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     7. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor. The Audit Committee will annually review and approve the performance evaluation of the internal auditor after consulting with the Chief Executive Officer and the Chief Financial Officer.

     D.  FINANCIAL  STATEMENTS/INTERNAL  CONTROLS
         ----------------------------------------

     1. Discuss with management and the external accountants the accounting principles as applied, their quality and significant assumptions, estimates and judgments used in the preparation of the financial statements.

     2. Obtain from management explanations for all significant variances in the financial statements between years. The Audit Committee will consider whether the data is consistent with the MD&A section of the corporation's annual report and Form 10-KSB.

     3. Inquire from management and the external accountants as to and request an explanation of any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, SEC, NASD or other governing bodies that have an effect on or oversight over the financial statements of the corporation.

     4. Inquire of management and the external accountants if there were any significant financial reporting issues discussed during the accounting period reported and, if so, how they were resolved.

     5. Inquire of management and the external accountants about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

     6. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     7. Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the corporation.

     8. Consider whether the external accountants should meet with the full Board of Directors to discuss any matters relative to the financial statements and to answer any questions that the other directors might have.

     E.  AUDIT  REPORT
         -------------

     Prepare, annually, an Audit Committee Report to be included in the corporation's annual proxy statement stating that the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the external accountants the materials required by SAS 61, and has received and discussed the written disclosures and letter from the external accountants required under ISB Statement No. 1 regarding their independence.

     F.  LEGAL
         -----

     1. Meet regularly with corporation's in-house legal counsel, and outside legal counsel, as appropriate, to review any legal matters that may have a significant impact on the corporation's overall financial statements and on risk management.

     2. Review outside counsel's letter regarding litigation, claims and assessments.

     3. Discuss with management and the external accountants the substance of any significant issues raised by in-house or outside legal counsel concerning litigation, contingencies, claims or assessments, and how such matters are reflected in the corporation's financial statements.

     4. Review matters that have come to the attention of the Audit Committee through reports of management, legal counsel and others that relate to the status of compliance and anticipated future compliance with laws, regulations, internal controls, and that may be expected to be material to the corporation's financial statements.

PROXY                                                                      PROXY

                                 SPACEDEV, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 5, 2004

     The undersigned hereby appoints James W. Benson and Richard B. Slansky, Chief Executive Officer and Corporate Secretary, respectively, or either of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SpaceDev, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 13855 Stowe Drive, Poway, California 92064 on August 5, 2004 at 11:00 A.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of August 5, 2004, such proxies are authorized to vote in their discretion.

UNLESS  A  CONTRARY  DIRECTION  IS  INDICATED,  THIS PROXY WILL BE VOTED FOR ALL
NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOP.

     (Continued  and  to  be  signed  on  the  other  side)

                                 SPACEDEV, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                     FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect seven directors to hold office until the 2005 Annual Meeting of Stockholders.


FOR     WITHHELD     VOTE  FOR  NOMINEE(S)  NOT  LINED  OUT
---     --------     --------------------------------------

[  ]     [  ]        [  ]  Strike a line through the nominee(s) name or names
                           below that  you  do  not  vote  for
----     ----        --------------------------------------------------------

NOMINEES: James W. Benson, Curt Dean Blake, Gen. Howell M. Estes, III, Wesley T. Huntress, Scott McClendon, Stuart E. Schaffer and Robert S. Walker.

2. To ratify the appointment of PKF, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2004.


FOR     AGAINST     ABSTAIN
---     -------     -------

[  ]     [  ]     [  ]
----     ----     ----

3.     To  approve  the  Company's  2004  Equity  Incentive  Plan.


FOR     AGAINST     ABSTAIN
---     -------     -------

[  ]     [  ]     [  ]
----     ----     ----



-----------------       ---------------------     ------------------------------
Date                    Shares  Held              Signature


                                                  ------------------------------
                                                  Print  Name


-----------------                                 ------------------------------
Date                                              Signature


                                                  ------------------------------
                                                  Print  Name

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.